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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 19, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                   1-11596             58-1954497
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    (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)             File Number)      Identification No.)

 1940 N.W. 67th Place, Suite A, Gainesville, Florida           32653
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

We have previously disclosed that the U.S. Environmental Protection Agency ("EPA") had issued to Perma-Fix of Dayton, Inc, ("PFD"), one of our subsidiaries, a Finding of Violation and a Notice of Violation alleging that PFD was a "major source" of potential hazardous air pollutants, and, as a major source, PFD operated its facility without having obtained a Title V air permit, was in violation of the Clean Air Act (the "Act") and was subject to penalties as a result thereof. In addition, we previously reported that in December, 2004, PFD was sued under the citizen's suit provisions of the Act in the United States District Court for the Southern District of Ohio, in a case styled Fisher v. Perma-Fix of Dayton, Inc. (the "Citizen's Suit"). The Citizen's Suit alleges violation by PFD of a number of state and federal clean air requirements in connection with the operation of PFD's facility and seeks injunctive relief, civil penalties, attorney fees and costs and other forms of relief. We further previously reported that EPA has referred enforcement of the Notice of Violation to the U.S. Department of Justice ("DOJ") for enforcement. On or about May 19, 2006, the DOJ, on behalf of the EPA, filed a Motion for Leave to Intervene as a plaintiff in the Citizen's Suit, which motion was granted on May 22, 2006. The government's intervention is seeking injunctive relief and civil penalties against PFD for, among other things, alleged violations which parallel certain claims asserted in the Citizen's Suit relating to alleged violations of the Act, failure of PFD to operate its facility without a Title V air permit, and installing new and/or modifying certain portions of the facility without proper permits. The complaint filed by the DOJ, assuming the DOJ's Motion to Intervene is granted, alleges that PFD could be liable for penalties for each alleged violation up to $27,500 to $32,500 per day, depending on the violation. As previously reported, we and PFD have been attempting to negotiate a resolution of the above referenced matters with the EPA/DOJ and the citizens group. We have been advised by the DOJ that the DOJ does not believe that the federal government's intervention in the Citizen's Suit should result in the parties not continuing their negotiations in an attempt to settle all issues. As a result, we and PFD intend to continue our negotiations with the government and the citizens group in an attempt to resolve these matters.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  May 23, 2006.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.


                                          By:  /s/ Louis F. Centofanti
                                               ---------------------------------
                                               Dr. Louis F. Centofanti,
                                               President and
                                               Chief Executive Officer

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